UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

TransAct Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-21121	06-1456680
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One Hamden Center
2319 Whitney Ave, Suite 3B, Hamden, CT	06518
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 859-6800

(Former Name or Former Address, if Changed Since Last Report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TACT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of Form 8-K.  Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 11, 2026, TransAct Technologies Incorporated (the “Company”) issued a press release announcing its preliminary financial results for the three and six months ended June 30, 2026.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2026, the Company entered into a severance agreement with Troy W. Ingianni, the Company’s Chief Financial Officer, Treasurer and Secretary (the “Severance Agreement”). The Severance Agreement provides for the following terms:

•	Termination Severance Payments. If Mr. Ingianni’s employment is terminated by the Company without “Cause” (as defined in the Severance Agreement) (other than a termination within 12 months after a Change in Control, as described below), the Company is required to provide, in addition to a payment of accrued salary and benefits, severance payments consisting of the following: (i) one half of Mr. Ingianni’s then current base salary, payable in equal installments over a period of six months in connection with the Company’s regular payroll dates and procedures; (ii) one half of Mr. Ingianni’s annual target bonus amount under the Company’s incentive compensation plan, pro-rated for the portion of the fiscal year occurring prior to termination, payable in equal installments over a period of six months in connection with the Company’s regular payroll dates and procedures; and (iii) contribution to the cost of Mr. Ingianni’s participation in the Company’s group medical and dental plans for a period of six months, subject to any employee contribution applicable to Mr. Ingianni on the date of termination and provided Mr. Ingianni is entitled to continue such participation under applicable law and plan terms.

•	Change-in-Control Severance Payments. If a Change in Control occurs, and Mr. Ingianni’s employment is terminated by the Company without Cause, or if he resigns (subject to a notice and cure period specified in the Severance Agreement) following a significant reduction in the nature or scope of his responsibilities, authorities, powers, functions or duties, a decrease in salary other than resulting from a reduction that applies generally to all management personnel, or a relocation of his principal place of employment by more than 50 miles without his consent, in each case within 12 months after the Change in Control, the Company is required to provide, in addition to a payment of accrued salary and benefits, severance payments consisting of the following: (i) Mr. Ingianni’s then current base salary, payable in equal installments over a period of one year in connection with the Company’s regular payroll dates and procedures; (ii) Mr. Ingianni’s annual target bonus amount under the Company’s incentive compensation plan, payable in equal installments over a period of one year in connection with the Company’s regular payroll dates and procedures; and (iii) contribution to the cost of Mr. Ingianni’s participation in the Company’s group medical and dental plans for a period of one year, subject to any employee contribution applicable to Mr. Ingianni on the date of termination and provided Mr. Ingianni is entitled to continue such participation under applicable law and plan terms. In addition, in the event of such a termination of employment, the Company is required to cause the immediate vesting of all awards granted by the Company to Mr. Ingianni under the Company’s stock plans. Mr. Ingianni may elect, on ten days’ prior written notice, to receive the balance of the payments provided for in clauses (i) and (ii) of this paragraph in a lump sum rather than in installments, and upon such payment, the Company’s obligations to provide further installment payments and to contribute to the cost of participation in medical and dental plans will terminate.

•	Release. Receipt of the severance benefits described above is conditioned on execution by Mr. Ingianni of a general release of claims in favor of the Company.

•	Restrictive Covenants. The Severance Agreement also contains certain customary restrictive covenants, including covenants not to compete with or solicit customers or employees of the Company for six months following termination and confidentiality and nondisclosure covenants.

•	Definitions. The Severance Agreement generally defines Cause to include the following reasons: (i) action or inaction by Mr. Ingianni that constitutes larceny, fraud, gross negligence, a willful or negligent misrepresentation to the directors or officers of the Company or a commission of a crime of moral turpitude; (ii) material, repetitive, unjustified and unexcused refusal to follow the reasonable and lawful written instruction of the Board of Directors (the “Board”) or Chief Executive Officer of the Company; or (iii) death or disability. A Change in Control is generally defined in the agreement to include (i) a merger of the Company with another company where the majority of the board of directors of the surviving company is not comprised of directors of the Company in office immediately prior to the transaction; (ii) acquisition by a person or group of beneficial ownership of securities of the Company representing more than 50% of the total number of votes that may be cast for the election of directors of the Company; (iii) a change in the Board such that, after an election, a majority of the directors in office are not directors that were nominated by two-thirds of the Board prior to the election; or (iv) a complete liquidation of the Company.

The foregoing summary of the Severance Agreement is qualified in its entirety by reference to the full text of the Severance Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Severance Agreement, entered into as of August 10, 2026, between the Company and Troy W. Ingianni
99.1	Press Release of TransAct Technologies Incorporated Announcing Preliminary Financial Results for the Three and Six Months ended June 30, 2026, dated August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACT TECHNOLOGIES INCORPORATED

By:	/s/ John M. Dillon
John M. Dillon
Chief Executive Officer

Date: August 11, 2026